UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of Earliest Event Reported): November 13, 2001



                                IVAX CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

          FLORIDA                       1-09623                  16-1003559
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
Incorporation)                                               Identification No.)


                  4400 BISCAYNE BOULEVARD, MIAMI, FLORIDA 33137
                    (Address of Principal Executive Offices)

                                 (305) 575-6000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed since Last Report)

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ITEM 5.  Other Events.

On November 13, 2001, IVAX Corporation issued 153,385 shares (the "Shares") of its common stock, pursuant to its Registration Statement on Form S-3, Registration No. 333-51372, in settlement of certain put option obligations.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                           None.

         (b)      Pro Forma Financial Information.

                           None.

         (c)      Exhibits.

                           The Exhibits to this Form 8-K are listed on the
Exhibit Index.

                                    SIGNATURE


                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


   Date: November 15, 2001      IVAX CORPORATION


                                         By:      /s/ Thomas E. Beier
                                            ------------------------------------

                                                  Thomas E. Beier
                                                  Senior Vice President-Finance
                                                  Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit
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5.1      Opinion of Akerman, Senterfitt & Eidson, P.A.

10.29    Equity Option Confirmation Agreement, dated August 6, 2001